Exhibit 4


       NUMBER                                                      SHARES

                    [CARDINAL FINANCIAL CORPORATION LOGO]

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

                         CARDINAL FINANICAL CORPORATION

        The Corporation is authorized to issue 50,000,000 Common Shares -
                              Par Value $1.00 each


This  certifies  that  _____________________________________  is  the  owner  of
______________________________________  fully paid and non-assessable  Shares of the above Corporation transferable only on the books of the Coproration by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized offiers and to be sealed with the Seal of the Corporation.

Dated __________________________



______________________________                    ______________________________
           SECRETARY/TREASURER                                         PRESIDENT

         The shares of stock represented by the certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and no transfer, sale, assignement, pledge, hypothecation or other disposition of the shares represented by the certificate may be made except (A) pursuant to an effective registration statement under the Secruties Act and any applicable state securities laws or (B) pursuant to an exemption from the provisions of
Section 5 of the Securities Act, and the rules and regulations in effect thereunder, and applicable state securities laws.













         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

         TEN COM - as tenants in common           UNIF GIFT MIN ACT - ___________Custodian____________(Minor)
         TEN ENT - as tenants by the entireties     under Uniform Gifts to Minors Act_________________(State)
         JT TEN  - as joint tenants with right
                   of survivorship and not as
                   tenants in common

                                                                            PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                                                IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto _____________________________________
                                                                            |                                     |
____________________________________________________________________________|_____________________________________|
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

___________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________Shares

represented  by the  within  Certificate,  and hereby irrevocably constitutes and appoints_________________________

_____________________________________________________________________________________ Attorney to transfer the said
Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________________________

            In presence of                                                  _________________________________________


______________________________________
